UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2008

Perfumania Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Florida	0-19714	65-0977964
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(IRS Employer Identification No.)

35 Sawgrass Drive, Suite 2

Bellport, NY 11713

(Address of Principal Executive Offices)(Zip Code)

(631) 866-4100

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As reported on the current report on Form 8-K filed on August 11, 2008 (the “Initial Form 8-K”), on August 11, 2008, Perfumania Holdings, Inc. (“Perfumania”) completed the acquisition of Model Reorg, Inc. (“Model Reorg”) when Model Reorg merged into Perfumania’s wholly owned subsidiary, Model Reorg Acquisition LLC. The information reported in the Initial Form 8-K is incorporated herein by reference.

As permitted by Item 9.01(a)(4) of Form 8-K, the Initial Form 8-K did not include certain financial statement and pro forma financial information. This Form 8-K/A amends the Initial Form 8-K to include the financial statements of Model Reorg and the pro forma financial information required by Items 9.01(a) and 9.01(b) of Form 8-K, respectively. Except where explicitly stated otherwise, the notes to the financial statements and pro forma financial information included herein speak as of July 31, 2008, before the closing of the Merger. Until August 8, 2008, Perfumania’s corporate name was E Com Ventures, Inc.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited consolidated financial statements of Model Reorg as of October 31, 2007 and 2006 and for the years ended October 31, 2007, 2006 and 2005, including the report of its independent registered public accounting firm, BDO Seidman, LLP, were previously filed on July 25, 2008 at pages F-37 through F-52 of the definitive proxy statement (File No. 000-19714), are filed herewith as Exhibit 99.2 and are incorporated herein by reference. The unaudited consolidated financial statements of Model Reorg as of July 31, 2008 and for the three months and nine months ended July 31, 2008 and 2007 are attached hereto as Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma combined condensed financial information for Perfumania and Model Reorg required by Article 11 of Regulation S-X is attached hereto as Exhibit 99.4 and incorporated herein by reference.

(d) Exhibits.

See the Exhibit Index attached to this Current Report on Form 8-K, which is incorporated herein by reference.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Perfumania Holdings, Inc.

Date: October 27, 2008	By:	/s/ Donna Dellomo
Donna Dellomo Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of December 21, 2007, by and among E Com Ventures, Inc., Model Reorg, Inc., the shareholders of Model Reorg, Inc., and Model Reorg Acquisition LLC (“Merger Agreement”) (Incorporated by reference to Exhibit 2.1 to Perfumania’s Current Report on Form 8-K filed December 21, 2007).

2.2	First Amendment to Merger Agreement, dated as of July 8, 2008 (Incorporated by reference to the Exhibit 2.2 to Perfumania’s Current Report on Form 8-K filed July 11, 2008).

99.1	Press Release, dated August 8, 2008, issued by Perfumania (Previously filed as the same numbered exhibit to the Initial Form 8-K).

99.2	Audited consolidated financial statements of Model Reorg, Inc. as of October 31, 2007 and 2006 and for the years ended October 31, 2007, 2006 and 2005, including the report of its independent registered public accounting firm, BDO Seidman, LLP (Incorporated by reference to pages F-37 through F-52 of Perfumania’s definitive proxy statement (File No. 000-19714) filed July 25, 2008).

99.3	Unaudited consolidated financial statements of Model Reorg, Inc. as of July 31, 2008 and October 31, 2007, and for the three months and nine months ended July 31, 2008 and 2007.*

99.4	Unaudited pro forma combined condensed financial information.*

*	Filed herewith.